                                                                  Exhibit 10.189

                          SECOND AMENDMENT TO AGREEMENT

     THIS SECOND AMENDMENT TO AGREEMENT (the "Amendment") is made and entered into as of the 18th day of June, 2004, by and between HENDON/JDN JOHNS CREEK VILLAGE, L.L.C., a Georgia limited liability company ("Seller") and INLAND REAL ESTATE ACQUISITIONS, INC. ("Buyer").

                              W I T N E S S E T H:

     WHEREAS, Seller and Buyer entered into that certain Lease of Intent having a date of April 13, 2004, (the "Agreement") for the sale and purchase of the property commonly known as Johns Creek Village Shopping Center located in Duluth, Georgia, as described in the Agreement (the "Property"), and

     WHEREAS, Buyer and Seller entered into an Amendment to Agreement dated June 14, 2004, which extended the closing date to June 21, 2004, and

     WHEREAS, Buyer and Seller have mutually agreed to further amend certain provisions of the Agreement.

     NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

     1. In Section 1, line 2, delete "...closing 45 business days following acceptance this agreement," and insert "on or before June 23, 2004", therein.

     2. In Section 1.2, line 2, delete "...45 business days following acceptance of this agreement..." and insert "on June 23, 2004" in its place.

     3. This Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one agreement. Each person executing this Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Amendment. Any counterpart to this Amendment may be executed by facsimile copy and shall be binding on the parties.


                         (SIGNATURES ON FOLLOWING PAGE)

Except as modified herein, the Agreement is ratified by Buyer and Seller and shall remain unmodified and in full force and effect.

                                    Seller:

                                    HENDON/ JDN JOHNS CREEK VILLAGE,
                                    L.L.C., a Georgia limited liability company

                                    By: /s/ Richard H. Carson
                                       -----------------------------------
                                    Name:     Richard H. Carson
                                         ---------------------------------
                                    Title:    Vice President
                                          --------------------------------


                                    Purchaser:

                                    INLAND REAL ESTATE ACQUISITIONS, INC.,
                                    an Illinois corporation

                                    By:   /s/ G. Joseph Cosenza
                                       -----------------------------------
                                    Name:     G. Joseph Cosenza
                                         ---------------------------------
                                    Title:    Vice Chairman
                                          --------------------------------

                         AMENDMENT TO AGREEMENT

     THIS AMENDMENT TO AGREEMENT (the "Amendment") is made and entered into as of the 11 day of June, 2004, by and between HENDON/ JDN JOHN'S CREEK VILLAGE, L.L.C., A GEORGIA LIMITED LIABILITY COMPANY ("Seller") and INLAND REAL ESTATE ACQUISITIONS, INC. ("Buyer").

                              W I T N E S S E T H:

     WHEREAS, Seller and Buyer entered into that certain Letter of Intent having a date of April 13, 2004, (the "Agreement"), for the sale and purchase of the property commonly known as John's Creek Village Shopping Center located in Duluth, Georgia as described in the Agreement (the "Property").

     WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Agreement.

     NOW THEREFORE, in consideration of the foregoing, and other good and ' valuable consideration, the receipt and sufficiency of which is hereby acknowledged; Buyer and Seller agree as follows:

     1. In Section 1, line 2, delete "...closing 45 business days following acceptance of this agreement." and insert "on or before June 21, 2004", therein.

     2. In Section 12, line 2, delete "...45 business days following acceptance of this agreement..." and insert "on June 21, 2004" in its place.

     3. This Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one agreement. Each person executing this Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Amendment. Any counterpart to this Amendment may be executed by facsimile copy and shall be binding on the parties.

Except as modified herein, the Agreement is ratified by Buyer and Seller and shall remain unmodified and in full force and effect.


                         (Signatures on following page)

                                    Seller:

                                    HENDON/ JDN JOHN'S CREEK VILLAGE, L.L.C.
                                    a Georgia limited liability company

                                    By: /s/ Richard H. Carson
                                       -----------------------------------
                                    Name:     Richard H. Carson
                                         ---------------------------------
                                    Title:      Vice President
                                          --------------------------------


                                    Purchaser:

                                    INLAND REAL ESTATE ACQUISITIONS, INC.,
                                    an Illinois corporation

                                    By:   /s/ G. Joseph Cosenza
                                       -----------------------------------
                                    Name:     G. Joseph Cosenza
                                         ---------------------------------
                                    Title:      President
                                          --------------------------------

                                                  REVISED
                                                  MARCH 24, 2004

Hendon Properties (Seller)
Attn: Charlie Hendon
Two Live Oak Center
3445 Peachtree Rd., Suite 465
Atlanta, GA 30326

        RE:  JOHNS CREEK VILLAGE SHOPPING CENTER
             DULUTH, GEORGIA

Dear Charlie:


     This letter represents this corporation's offer to purchase the Johns Creek Crossing Shopping Center with APPROXIMATELY 191.475 net rentable square feet, situated on approximately 20 acres of land, located at 11720 Medlock Bridge Road, Duluth, GA 30097. (see Exhibit A attached)

     The above property shall include all the land and buildings and common facilities, as well as all personalty within the buildings and common areas, supplies, landscaping equipment, and any other items presently used on the site and belonging to owner, and all intangible rights relating to the property.

     This corporation or its nominee will consummate this transaction on the following basis:

     1. The total purchase price shall be $42,502,746.00 all cash, plus or minus prorations, WITH NO MORTGAGE CONTINGENCIES, to be paid at CLOSING 45 BUSINESS DAYS following the acceptance of this agreement. (see Paragraphs 6, 12 & 17). Purchaser shall allocate the land, building and depreciable improvements prior to closing.

     2. There are no real estate brokerage commissions involved in this transaction.

     3. Seller represents and warrants (TO THE BEST OF THE SELLER'S KNOWLEDGE), that the above referenced property is leased to the tenants described on Exhibit B on triple net leases covering the building and all of the land, parking areas, reciprocal easements and REA/OEA agreements (if any), for the entire terms and option periods. Any concessions given to any tenants that extend beyond the closing day shall be settled at closing by Seller giving a full cash credit to Purchaser for any and all of those concessions.

     4. Seller warrants and represents (TO THE BEST OF THE SELLER'S KNOWLEDGE), that the property is free of violations, and the interior and exterior structures are in a good state of repair, free of leaks, structural problems, and mold, and the property is in full compliance with Federal, State, City and County ordinances, environmental laws and concerns, and no one has a lease that exceeds the lease term stated in said leases, nor does anyone have an option or right of first refusal to purchase or extend, nor is there any contemplated condemnation of any part of the property, nor are there any current or contemplated assessments.

JOHNS CREEK VILLAGE SHOPPING CENTER - DULUTH, GA                     PAGE 2
REVISED, MARCH 24, 2004

     5. Seller warrants and represents (TO THE BEST OF THE SELLER'S KNOWLEDGE), that during the term of the leases the tenants and guarantors are responsible for and pay all operating expenses relating to the property on a prorata basis, including but not limited to, real estate taxes, REA/OEA agreements, utilities, insurance, all common area maintenance, parking lot and the building, etc.

          Prior to closing, Seller shall not enter into or extend any agreements without Purchaser's approval and any contract presently in existence not accepted by Purchaser shall be terminated by Seller. Any work presently in progress on the property shall be completed by Seller prior to closing.

     6. It is understood that the Seller, prior to Final payment, shall be liable and responsible at their sole cost and expense, to complete the construction of the APPROXIMATELY 191,475 square foot shopping center and all of the land. Upon completion of said construction, Seller shall be responsible for obtaining final unconditional occupancy permits which shall be issued from FULTON COUNTY. Georgia and/or any required governmental agencies for the shopping center. Seller shall indemnify and warrants and represents to Purchaser that Purchaser shall have no obligation whatsoever regarding the construction of the above shopping center or placing tenants into the rentable rental spaces.

          SELLER SHALL USE ITS COMMERCIALLY REASONABLE EFFORTS TO CAUSE any and all tenants and guarantors TO acknowledge in writing that they shall look solely to the Seller, but not to the Purchaser and titleholder, for anything regarding the construction or improvements of the above-referenced shopping center.

          Said construction shall be subject to Purchaser's written approval and shall be completed in total in accordance with all the plans and specifications as accepted by FULTON COUNTY, Georgia for the shopping center. Completion shall be deemed to have occurred after the Seller delivers to Purchaser a final unconditional certificate of occupancy for each of the buildings and a certificate for the property signed by the independent project architect and independent engineer that the construction of the shopping center has been fully completed in accordance with the plans and specifications as agreed to by FULTON COUNTY, Georgia, and all applicable governmental rules, ordinances, regulations and requirements have been satisfied, and each and every tenant, guarantor or subtenant shall accept their space "as is" and take total possession, opens for business and commences full rental payments. Seller shall be solely liable for any and all "punch list" and warranty items requested by any tenant at the property and shall also be liable for construction "call-backs", FOR THE LATER TO OCCUR OF ONE YEAR FROM THE INITIAL CLOSING OR THE COMPLETION OF ANY INDIVIDUAL BUILDING INCLUDING LANDLORD'S WORK FOR ANY TENANT SPACE.

          Seller shall indemnify and guarantee to absolutely pay any costs whatsoever to complete the construction of the above shopping center, including any costs whatsoever needed to place each of the tenants into their agreed spaces according to each tenant's lease, which leases shall be subject to Purchaser's approval.

     7. Ten (10) days prior to closing Seller shall furnish Purchaser with estoppel letters acceptable to Purchaser, IN PURCHASER'S REASONABLE DISCRETION, from all tenants, guarantors, and parties to reciprocal and/or operating easement agreements, if applicable. PURCHASER ACKNOWLEDGES THAT CERTAIN ANCHOR TENANTS MAY HAVE ESTOPPEL FORMS ATTACHED TO THEIR RESPECTIVE LEASE AND PURCHASER SHALL ACCEPT SUCH TENANT ESTOPPELS.

     8. Seller is responsible for payment of any LEASING BROKERAGE FEES or commissions which are due any leasing brokers for the existing leases stated above or for the renewal of same.

JOHNS CREEK VILLAGE SHOPPING CENTER - DULUTH, GA                     PAGE 3
REVISED, MARCH 24, 2004

     9. This offer is subject to Seller supplying to Purchaser prior to closing a certificate of insurance from the tenants and guarantors in the form and coverage acceptable to Purchaser for the closing.

     10. It is understood that Seller has in its possession Level 1 Environmental Reports (Level 2 if required) which Seller will supply to Purchaser 10 days prior to closing. Seller shall have said reports, which must be acceptable to Purchaser, updated and re-certified to Purchaser at closing, all at Seller's cost.

     11. The above sale of the real estate shall be consummated by conveyance of a full warranty deed from Seller to Purchaser's designee, with the Seller paying any city, state, or county transfer taxes for the closing, and Seller agrees to cooperate with Purchaser's lender, if any, and the money lender's escrow.

     12. The closing shall occur through Chicago Title & Trust Company, in Chicago, Illinois with Nancy Castro as Escrowee, 45 business days following acceptance of this agreement, at which time title to the above property shall be marketable; i.e., free and clear of all liens, encroachments and encumbrances, and an ALTA form B owner's title policy with complete extended coverage and required endorsements, waiving off all NEW construction, including 3.1 zoning including parking and loading docks, and insuring all improvements as legally conforming uses and not as non-conforming or conditional uses, paid by Seller, shall be issued, with all warranties and representations being true now and at closing and surviving the closing, and each party shall be paid in cash their respective credits, including, but not limited to, security deposits, rent and expenses, with a proration of real estate taxes based (at Purchaser's option) on the greater of 110% of the most recent bill or latest assessment, or the estimated assessments for 2003 and 2004 using the Assessor's formula for these sales transactions, with a later reproration of taxes when the actual bills are received. At closing, no credit will be given to Sellers for any past due, unpaid or delinquent rents.

     13. It is understood that the Seller has in its possession an appraisal of the property prepared by an MAI or other qualified appraiser, acceptable to Purchaser or Purchaser's lender, if any, and shall deliver copies of such appraisal to Purchaser within 10 days of the acceptance of this offer and shall cause the appraiser to re-certify an appraised amount not less than the Purchase Price and re-issue said appraisal to, and in the name of, Purchaser or Purchaser's lender, all at Seller's cost.

     14. Neither Seller (Landlord) or any tenant and guarantor shall be in default on any lease or agreement at closing, nor is there any threatened or pending litigation.

     15. Seller warrants and represents that he has paid all unemployment taxes to date.

     16. Prior to closing, Seller shall furnish to Purchaser copies of all guarantees and warranties which Seller received from any and all contractors and sub-contractors pertaining to the property. This offer is subject to Purchaser's satisfaction that all guarantees and warranties survive the closing and are assignable and transferable to any titleholder now and in the future.

     17. This offer is subject to the property being 100% occupied at the time of closing, with all tenants occupying their space, open for business, and paying full rent, including CAM, tax and insurance current, as shown on Exhibit B attached. This offer is subject to the property being 100% occupied at the time of closing, with all tenants occupying their space, open for

JOHNS CREEK VILLAGE SHOPPING CENTER - DULUTH, GA                     PAGE 4
REVISED, MARCH 24, 2004

          business, and paying full rent, including CAM, tax and insurance current, as shown on Exhibit A attached. In the event the property is less than 100%, than the Purchaser and Seller agree that there shall be an INITIAL CLOSING. The Initial Closing will be based on the PURCHASE PRICE/EARNOUT FORMULA which shall be EQUAL TO the actual BASE MINIMUM RENT, LESS the amount, if any, by which the pass-through amount paid by any tenant is less than 100% of such tenant's proportionate share; (i.e.; SLIPPAGE), AND PLUS THE AMOUNT, IF ANY, OF ALL TENANT OBLIGATIONS TO PAY ANY ADDITIONAL COSTS OR REIMBURSEMENT FOR MANAGEMENT FEES, ADMINISTRATIVE FEES, ETC. (SEE EXHIBIT C) DIVIDED BY A BASE RENT DIVIDER of 7.78%.

          For purposes of these calculations, management fee shall be assumed to be 3% of gross collections (including reimburseables) and CAM shall be assumed to be $1.25 per square Foot (Exhibit C). The Seller shall have 18 months FOLLOWING THE INITIAL CLOSING to receive the balance of the potential Earnout at the EARNOUT CLOSING(S) provided they are successful in the leasing of the vacant space and each tenant shall have accepted their space "as is" and takes total possession, has opened for business and commences full rental payments, including CAM, taxes an insurance on a prorata basis. It shall be Seller's responsibility and sole cost and expense for leasing out and paying all costs related to placing the tenants into their leasable space. Each Earnout Closing shall occur upon 10 business days prior written notice to Purchaser; it being expressly understood that the Sellers waive their right to the additional Earnout if the final Seller's notice has not been sent within 18 months after the Initial Closing date.

          Seller shall be responsible on a monthly basis for all CAM, tax and insurance on a prorata basis for the space that is part of the Earnout formula until such time as the Seller perfects the income for such space, but in no event, following 18 months following the initial closing.

          At the initial Closing, Seller shall place in Purchaser's escrow, cash in the amount equal to $12.00 per square foot for tenant improvements and $3.00 per square foot for leasing commissions, times the remaining Earnout square feet of the property. This escrow WILL be CREDITED TO Seller AT EACH EARNOUT CLOSING. However, with regards to any vacant space never leased with the tenant accepting their space, opening for business and commencing full rent payments, including CAM, taxes and insurance on a prorata basis, the balance of the tenant improvements and leasing commissions shall be remain with Purchaser. ANY FUNDS REMAINING IN THE ESCROW ACCOUNT, AT SUCH TIME THE CENTER BECOMES 100% OCCUPIED, SHALL BE RETURNED TO SELLER.

          Not withstanding anything to the contrary, all Earnout Closings must comply with all of the terms, requirements and conditions contained in this entire agreement.

          Not withstanding anything to the contrary the purchase price of $42,502,746.00 AND EARNOUT AMOUNTS SHALL BE ADJUSTED UP OR DOWN, BASED ON ACTUAL RENT AND LEASE OBLIGATIONS OF TENANTS, WHICH DO NOT QUALIFY AS OF THE INITIAL CLOSING DATE PURSUANT TO UNDERWRITING OUTLINED ABOVE.

     18. Fifteen (15) days prior to closing, Seller must provide the title as stated above and a current Urban ALTA/ACSM spotted survey in accordance with the minimum standard detail requirements for ALTA/ACSM Land Title surveys jointly established and adopted by ALTA and ACSM in 1999 and includes all Table A optional survey responsibilities and acceptable to Purchaser and the title company.

     19. Seller agrees to immediately make available and disclose all information that Purchaser needs to evaluate the above property, including all inducements, abatements, concessions or cash payments given to tenants, and for CAM, copies of the bills. Seller agrees to cooperate fully with Purchaser and Purchaser's representatives to facilitate Purchaser's evaluations and reports, including at least a one-year audit of the books and records of the property.

JOHNS CREEK VILLAGE SHOPPING CENTER - DULUTH, GA                     PAGE 5
REVISED, MARCH 24, 2004

     20. NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THE PURCHASE SHALL BE STRUCTURED SUCH THAT PURCHASER SHALL ACQUIRE SELLER'S MEMBERSHIP INTERESTS IN HENDON/JDN JOHNS CREEK VILLAGE, LLC (THE ENTITY THAT OWNS THE ASSET) OR SUCH OTHER MUTUALLY AGREEABLE STRUCTURE WHICH ALLOWS SELLER TO QUALIFY FOR CAPITAL GAINS TREATMENT UNDER IRS GUIDELINES.

     This offer is, of course, predicated upon the Purchaser's review and written approval of the existing leases, new leases, lease modifications (if any), all tenant correspondence, REA/OEA agreements, tenants' and guarantors' financial statements, sales figures, representations of income and expenses made by Seller, site inspection, environmental, appraisal, etc., and at least one year of audited operating statements on said property is required that qualify, comply with and can be used in a public offering.

     If this offer is acceptable, please sign the original of this letter and initial each page, keeping copies for your files and returning the original to me by APRIL 13, 2004.

                                        Sincerely,

ACCEPTED:                               INLAND REAL ESTATE ACQUISITIONS, INC.
                                        or nominee
By:    /s/ [ILLEGIBLE]
      -----------------------------

Date:     4/13/03                       /s/ G. Joseph Cosenza
      -----------------------------     --------------------------------
                                        G. Joseph Cosenza
                                        Vice Chairman

                                                                       Exhibit A

                                    [SITE PLAN]

                                                                       Exhibit B

                               JOHNS CREEK VILLAGE
                        MGT. FEE/ADMIN FEE REIMBURSEMENT

Vacancy?    SUITE              TENANT              SQ. FT.     RENT PSF      ANNUAL RENT     CAM (est.)   TAXES (est.)  INS. (est.)
-----------------------------------------------------------------------------------------------------------------------------------
             530     T. J. Maxx                     30,000   $       8.95   $      288,500   $      1.25   $     1.00   $       0.25
             520     Ross Dress For Less            30,187   $      10.75   $      324,510   $      1.25   $     1.00   $       0.25
             400     LA Fitness                     41,000   $      17.00   $      697,000   $      1.25   $     1.00   $       0.25
             55?     7,500 s.f. To Be Leased         7,560   $      14.00   $      105,000   $      1.25   $     1.00   $       0.25
   Y         510     America's Mattress              6,500   $      15.50   $      100,750   $      1.25   $     1.00   $       0.25
             540     Hibbitt Sports                  5,000   $      14.55   $       72,750   $      1.25   $     1.00   $       0.25
             560     7,500 s.f. To Be Leased         7,500   $      14.00   $      105,000   $      1.25   $     1.00   $       0.25
   Y         570     Florist                         1,600   $      18.00   $       28,800   $      1.25   $     1.00   $       0.25
   Y         580     End Cap (To Be Leased)          2,400   $      18.00   $       43,200   $      1.25   $     1.00   $       0.25
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total                     131,687                  $    1,745,510
------------------------------------------------------------------------------------------------------------------------------------
   Y         155     Pro Line Billiards?             4,525   $      25.00   $      115,625   $      1.25   $     1.00   $       0.25
             162     T-Mobile                        1,500   $      34.00   $       51,000   $      1.25   $     1.00   $       0.25
             168     Starbucks                       1,665   $      33.95   $       56,527   $      1.25   $     1.00   $       0.25
   Y         166     Cold Stone Creamary             1,380   $      29.00   $       39,440   $      1.25   $     1.00   $       0.25
             164     Electronics Boutique            1,200   $      30.00   $       36,000   $      1.25   $     1.00   $       0.25
             135     Chipotie                        3,000   $      31.00   $       93,000   $      1.25   $     1.00   $       0.25
   Y         150     To Be Leased                    6,250   $      23.00   $      143,750   $      1.25   $     1.00   $       0.25
   Y         160     Portrait Innovations            2,375   $      27.00   $       64,125   $      1.25   $     1.00   $       0.25
   Y         140     Dr. Vision Works                2,400   $      27.00   $       64,800   $      1.25   $     1.00   $       0.25
   Y         145     To Be Leased                    2,000   $      30.00   $       60,000   $      1.25   $     1.00   $       0.25
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total                      26,375                  $      724,267
------------------------------------------------------------------------------------------------------------------------------------
   Y         130     State Farm                      1,700   $      28.50   $       45,050   $      1.25   $     1.00   $       0.25
             125     Naxtal                          1,640   $      28.50   $       46,740   $      1.25   $     1.00   $       0.25
   Y         120     Dry Cleaner                     1,709   $      28.00   $       47,600   $      1.25   $     1.00   $       0.25
   Y         115     To Be Leased                    1,700   $      27.50   $       46,750   $      1.25   $     1.00   $       0.25
           100-110   Hollywood Video                 5,020   $      24.75   $      124,245   $      1.25   $     1.00   $       0.25
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total                      11,760                  $      310,385
------------------------------------------------------------------------------------------------------------------------------------
           185-195   Lacus [ILLEGIBLE]               4,860   $      27.30   $      132,678   $      1.25   $     1.00   $       0.25
   Y         1?0     To Be Leased                    3,600   $      23.50   $       84,000   $      1.25   $     1.00   $       0.25
   Y         170     To Be Leased                    1,600   $      23.00   $       36,800   $      1.25   $     1.00   $       0.25
   Y         175     To Be Leased                    1,515   $      23.00   $       34,845   $      1.25   $     1.00   $       0.25
                                                                            $            -
                                                         -                  $            -
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total                      11,575                  $      288,323
------------------------------------------------------------------------------------------------------------------------------------
                     IHOP - Ground Lease             5,143   $      1?.53   $       85,000   $      1.25   $     1.00   $       0.25
                     Ch [ILLEGIBLE] - Ground Lease   4,935   $      20.26   $      100,000   $      1.25   $     1.00   $       0.25
------------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                         191,475                  $    3,254,085
------------------------------------------------------------------------------------------

 Vacancy?  SUITE        TENANT               TOTAL C/T/I  $ MGT. FEE  ADMIN. FEE% $ ADMIN. FEE   $ PAYMENT     VAC.       NON-VAC.
------------------------------------------------------------------------------------------------------------------------------------
            530    T. J. Maxx                $      2.50  $         -     0%      $        -             0
            520    Ross Dress For Less       $      2.50  $         -    10%      $ 3,773.38   $  3,773.38               $  3,733.38
            400    LA Fitness                $      2.50  $         -     5%      $ 4,100.00   $  4,100.00               $  4,100.00
            55?    7,500 s.f. To Be Leased   $      2.50  $  3,712.50    15%      $ 1,408.25   $  3,712.50               $  3,712.50
   Y        510    America's Mattress        $      2.50  $  3,510.00    15%      $ 1,218.75   $  3,510.00 $   3,510.00
            540    Hibbitt Sports            $      2.50  $         -    10%      $   625.00   $    625.00               $    625.00
            560    7,500 s.f. To Be Leased   $      2.50  $  3,712.50    15%      $ 1,406.25   $  3,712.50               $  3,712.50
   Y        570    Florist                   $      2.50  $    964.00    15%      $   300.00   $    984.00 $     984.00
   Y        580    End Cap (To Be Leased)    $      2.50  $  1,476.00    15%      $   450.00   $  1,476.00 $   1,476.00
-----------------------------------------------------------------------------------------------------------
                   Sub-Total                                                      $        -   $         -
-----------------------------------------------------------------------------------------------------------
   Y        155    Pro Line Billiards?       $      2.50  $  3,815.63    15%      $   867.12   $  3,815.?3 $   3,616.63
            162    T-Mobile                  $      2.50  $         -     5%      $    93.75   $     93.75               $     93.75
            168    Starbucks                 $      2.50  $         -    10%      $   208.13   $    208.13               $    208.13
   Y        166    Cold Stone Creamary       $      2.50  $  1,285.20    15%      $   255.00   $  1,285.20 $   1.285.20
            164    Electronics Boutique      $      2.50  $         -    10%      $   150.00   $    150.00               $    150.00
            135    Chipotie                  $      2.50  $         -    12%      $   450.00   $    450.00               $    450.00
   Y        150    To Be Leased              $      2.50  $  4,781.25    15%      $ 1,171.??   $  4,7?1.25 $   4,781.25
   Y        160    Portrait Innovations      $      2.50  $  2,101.88    15%      $   445.31   $  2,101.?? $   2,101.??
   Y        140    Dr. Vision Works          $      2.50  $  2,124.00    15%      $   450.00   $  2,124.00 $   2,124.00
   Y        145    To Be Leased              $      2.50  $  1,950.00    15%      $   375.00   $  1,950.00 $   1,950.00
                                                                                  $        -   $         -
-----------------------------------------------------------------------------------------------------------
                   Sub-Total                 $         -  $         -
-----------------------------------------------------------------------------------------------------------
   Y        130    State Farm                $      2.50  $  1,479.00    15%      $   318.75   $  1,479.00 $   1,479.00
            125    Naxtal                    $      2.50  $  1,525.20    15%      $   307.??   $  1,525.20               $  1,525.20
   Y        120    Dry Cleaner               $      2.50  $  1,555.50    15%      $   318.75   $  1,556.50 $   1,655.50
   Y        115    To Be Leased              $      2.50  $  1,530.00    15%      $   316.75   $  1,530.00 $   1,530.00
          100-110  Hollywood Video           $      2.50  $         -    10%      $   627.50   $    627.50               $    627.50
                                                                                  $        -   $         -
-----------------------------------------------------------------------------------------------------------
                   Sub-Total                                                      $        -   $         -
-----------------------------------------------------------------------------------------------------------
          185-195  Lacus [ILLEGIBLE]         $      2.50  $         -    10%      $   807.50   $    807.50               $    607.50
   Y        1?0    To Be Leased              $      2.50  $  2,808.00    15%      $   875.00   $  2,???.00 $   2,808.00
   Y        170    To Be Leased              $      2.50  $  1,224.00    15%      $   300.00   $  1,224.00 $   1,224.00
   Y        175    To Be Leased              $      2.50  $  1,158.95    15%      $   284.06   $  1,158.98 $   1,158.98
                                             $         -  $         -             $        -   $         -
                                             $         -  $         -             $        -   $         -
-----------------------------------------------------------------------------------------------------------
                   Sub-Total                                                      $        -   $         -
-----------------------------------------------------------------------------------------------------------
                   IHOP - Ground Lease       $      2.50  $         -    10%      $   642.88   $    542.88               $    642.??
                   Ch [ILLEGIBLE] - Ground
                   Lease                     $      2.50  $         -    10%      $   616.??   $    616.88               $    616.??
-----------------------------------------------------------------------------------------------------------------------------------
                   TOTAL                                                                       $ 52,628.63 $  31,783.43  $ 20,845.20
                                                                                               ------------------------------------
                                                                                                           $    103,313
                                                                                                           ------------
                                                                                                           $    135,096
                                                                                                                      5%
                                                                                                           ------------
                                                                                                           $      6,755

                                                                       Exhibit C

                                    Exhibit C
                            PURCHASE PRICE ALLOCATION

JOHNS CREEK VILLAGE - INLAND PURCHASE PRICE ALLOCATION
AS OF APRIL 12, 2004

[ILLEGIBLE]            [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE]  [ILLEGIBLE]              [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE]   TOTAL'S
-----------------------------------------------------------------------------------------------------------------------------------
T.J. [ILLEGIBLE]
(Suite 530)            30,000      $    8.95       288,500                                                                 288,500
Rose Dress For Less
(Suite 520)            30,187      $   10.75   $   324,510                                                                 324,510
LA [ILLEGIBLE] (Suite
400)                   41,000      $   17.00   $   697,000                                                                 697,000
                                                            To Be Leased                15,000   $ 14.00   $   210,000     210,000
[ILLEGIBLE] Source
(Suite 510)             8,500      $   15.50   $   100,750                                                                 100,750
                                                            [ILLEGIBLE] Sports           5,000   $ 14.53   $    72,750      72,750
                                                            Florist                      1,600   $ 18.00   $    28,800      28,800
                                                            To Be Leased (End Cap)       2,400   $ 18.00   $    43,200      43,200
-----------------------------------------------------------------------------------------------------------------------------------
Pro Line [ILLEGIBLE]
(Suite 165)                 4,625   $   25.00  $   115,625                                                                  115,625
T-Mobile (Suite 162)        1,500   $   34.00  $    51,000                                                                   51,000
[ILLEGIBLE]                 1,665   $   33.95  $    56,527                                                                   56,527
Cold Stone [ILLEGIBLE]
(A 166)                     1,380   $   29.00  $    39,440                                                                   39,440
Electronics Boutique
(A 164)                     1,200   $   30.00  $    36,000                                                                   36,000
[ILLEGIBLE] (A 135)         3,000   $   31.00  $    93,000                                                                   93,000
                                                            To Be Leased (Suite ?)       5,250   $ 23.00   $   143,750      143,750
Portrait Innovations
(Suite 100)                 2,375   $   27.00  $    64,125                                                                   64,125
Dr. Vision Works
(Suite 140)                 2,400   $   27.00  $    64,800                                                                   64,800
                                                            To Be Leased (Suite 145)     2,000   $ 30.00   $    60,000       60,000
                                                                                                                                  -
-----------------------------------------------------------------------------------------------------------------------------------
State Form (Suite 130)      1,700   $   26.50  $    45,050                                                                   45,050
Nextal (Suite 125)          1,640   $   28.50  $    46,740                                                                   46,740
Dry Cleaner (Suite 120)     1,700   $   20.00  $    47,600                                                                   47,600
                                                            To Be Leased                 1,700   $ 27.50   $    46,750       46,750
                                                            Hollywood Video (Suites
                                                            100,105,110)                 5,020   $ 24.75   $   124,245      124,245
                                                                                                                                  -
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Lane Bryant (Suites
                                                            185,190,195)                 4,860   $ 27.30   $   132,678      132,678
                                                            To Be Leased (Suite ?).
                                                            Good Nutrition               3,600   $ 23.50   $    84,600       84,600
                                                            To Be Leased (Suite 170)     1,600   $ 23.00   $    36,800       36,800
                                                            To Be Leased (Suite 175)     1,315   $ 23.00   $    34,845       34,845
                                                                                                           $         -            -
                                                                                                                                  -
-----------------------------------------------------------------------------------------------------------------------------------
IHOP - Ground Lease         5,143       16.53       85,000                                                                   85,000
[ILLEGIBLE] - Ground
Lease                       4,935       20.25      100,000                                                                  100,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTALS                          ?   $       ?  $         ?  TOTALS                           ?   $     ?   $         ?  $         ?
-----------------------------------------------------------------------------------------------------------------------------------

    REIMBURSEMENTS:                                             REIMBURSEMENTS:

CAM/TAXES/INSURANCE       140,930   $    2.50  $   352,325  CAM/TAXES/INSURANCE         50,545   $  2.50   $   128,383  $   478,688
MGT. RECAPTURE/                                             MGT. RECAPTURE/
ADMINISTRATIVE FEE        140,930        0.19  $    27,431  ADMINISTRATIVE FEES         50,545   $  0.50   $    25,197  $    52,628
-----------------------------------------------------------------------------------------------------------------------------------

    TOTAL REIMBURSEMENTS  140,930   $    2.69  $   379,756      TOTAL REIMBURSEMENTS    50,545   $  3.00   $   151,560  $   531,316
-----------------------------------------------------------------------------------------------------------------------------------

    GROSS POTENTIAL                                             GROSS POTENTIAL
    INCOME                140,930   $       ?  $         ?      INCOME                  50,545   $     ?   $         ?  $         ?
-----------------------------------------------------------------------------------------------------------------------------------
VACANCY (5% OF SMALL                                        VACANCY (5% OF SMALL SHOP
SHOP RENT)                 20,660   $   23.11  $    23,870  RENT)                       20,665     23.17   $    23,937  $    47,607
VACANCY (5% OF SMALL                                        VACANCY (5% OF SMALL SHOP
SHOP REIMB.)               20,660   $    0.16  $     3,376  REIMB.)                     20,665   $  0.16   $     3,379  $     6,765
-----------------------------------------------------------------------------------------------------------------------------------

EFFECTIVE GROSS INCOME          ?   $       ?  $         ?  EFFECTIVE GROSS INCOME           ?   $     ?   $         ?  $         ?
-----------------------------------------------------------------------------------------------------------------------------------

    OPERATING EXPENSES:                                         OPERATING EXPENSES:

MANAGEMENT(3%)            140,930   $   18.36  $    77,645  MANAGEMENT(3%)              50,545   $ 22.61   $    34,280  $   111,925
TAXES                     140,930   $    1.00  $   140,930  CAM                         50,545   $  1.00   $    50,545  $   191,475
INSURANCE                 140,930   $    0.25  $    35,233  TAXES                       50,545   $  0.25   $    12,636  $    47,869
CAM                       140,930   $    1.25  $   176,183  INSURANCE                   50,545   $  1.25   $    63,181  $   239,344
RESERVES                  130,852   $    0.10  $    13,085  RESERVES                    50,545   $  0.10   $     5,056  $    18,140
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                  ?   $       ?  $         ?  TOTAL EXPENSES                   ?   $     ?   $         ?  $         ?
-----------------------------------------------------------------------------------------------------------------------------------

    NET OPERATING INCOME        ?   $       ?  $         ?      NET OPERATING INCOME         ?   $     ?   $         ?  $         ?
-----------------------------------------------------------------------------------------------------------------------------------

    INLAND'S DIVISOR                                            INLAND'S DIVISOR
    FACTOR:                                                     FACTOR:

GROSS MINIMUM RENT                             $ 2,235,667  GROSS MINIMUM RENT                             $ 1,018,418  $ 3,254,085
MGT. RECAPTURE/                                             MGT. RECAPTURE/
ADMINISTRATIVE FEES                            $    27,431  ADMINISTRATIVE FEES                            $    25,197  $    52,629
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL GROSS INCOME                             $ 2,263,098  TOTAL GROSS INCOME                             $ 1,043,615  $ 3,306,714
-----------------------------------------------------------------------------------------------------------------------------------

DIVIDED BY:                                           7.78% DIVIDED BY:                                           7.78%        7.78%

-----------------------------------------------------------------------------------------------------------------------------------
PURCHASE AMOUNT                                $         ?  PURCHASE AMOUNT                                $         ?  $         ?
-----------------------------------------------------------------------------------------------------------------------------------

                                     Page 1